                            [PHOTO APPEARS HERE]


                              AIM CHARTER FUND


[AIM LOGO APPEARS HERE]      SEMIANNUAL REPORT                    APRIL 30, 1997

                   ---------------------------------------
                              AIM Charter Fund

                    For shareholders who seek growth and

                   income by investing primarily in stocks

                   of large-cap, well-run companies with a

                       history of stable and improving

                      earnings and generally increasing

                              dividend payouts.
                   ---------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/97 (the most recent calendar quarter-end) are as follows. For A shares, one year, 7.00%; five years, 10.89%; 10 years, 11.98%. For B shares, one year, 7.28%; since inception on 6/26/95, 14.22%.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
         (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o        Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
        THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
           OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY
          AFFILIATE; AND ARE SUBJECT TO INVETMENT RISKS, INCLUDING
                 POSSIBLE LOSS OF PRINCIPLE AMOUNT INVESTED.




      This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                          Dear Fellow Shareholder:

                          We have seen a great deal of change in the markets
                          during the past few months, change that has been
   [PHOTO OF              unsettling even for experienced market watchers.
CHARLES T. BAUER,                 In many instances the change has occurred
   CHAIRMAN OF            suddenly as the markets have fluctuated widely during
  THE BOARD OF            the past six months. The popular Dow Jones Industrial
    THE FUND,             Average of 30 large companies ranged from just over
  APPEARS HERE]           7000 to just below 6400 before strengthening once
                          again and regaining its lost ground. Both the Russell
                          2000 Index, judged to be the benchmark for small-cap stocks, and the Dow recently have set records.
         The point we want to emphasize is that such volatility seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
         What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
         Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
         What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
         Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
         It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.
         On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss

                       -------------------------------
                          In every market, there is

                            always some segment,

                       and some investment strategies,

                           that occasionally fall

                                out of favor.
                       -------------------------------

                                                          Continued on next page

                          ------------------------
                          It's also a good idea to

                           reassess your financial

                             goals periodically

                             with your financial

                                 consultant.
                          ------------------------

the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED

We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
         We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND CONTINUES TO PROVIDE ATTRACTIVE GROWTH AND INCOME

A roundtable discussion with the Fund management team for AIM Charter Fund for the six months ended April 30, 1997.

--------------------------------------------------------------------------------

Q: PLEASE DESCRIBE AIM CHARTER FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 1997.

A: The Fund continued to produce steady growth and income. Total return for the six-month period covered by this report, including reinvestment of the quarterly distributions, was a solid 9.31% for Class A shares, 8.87% for Class B shares. This performance is consistent with the Fund's historical record. Net assets of the Fund at the close of the reporting period were $3.73 billion.

Q:       WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?

A: Stock markets remained volatile, as they were throughout 1996. The popular Dow Jones Industrial Average continued to climb through record highs, but its performance was punctuated by two downturns of consequence, the first in December 1996, the second from mid-March to mid-April 1997. In the second decline, the Dow lost 9.8% of its value--just about the 10% correction many market watchers believed was due given the prolonged length of this bull market.
                 The primary cause of market volatility has been ongoing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. In circumstances like these investors are drawn to large, predictable companies, a phenomenon termed a "flight to quality." Large-company stocks continued to outperform smaller-company stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced total returns of 14.71%.

Q: THE CURRENT MARKET IS OFTEN DESCRIBED AS "NARROW." WHAT IS MEANT BY A NARROW MARKET?


A: In a narrow market, the performance of a market index is generated by comparatively few stocks. For example, if you took out of the S&P 500 the 100 largest stocks in that index, its performance for 1996 dropped from 22.95% to about 5.4%. In other words, 20% of the stocks in that index accounted for more than 75% of its total return.
                 Such an unusual environment challenges a diversified mutual fund such as AIM Charter Fund, which has a relatively small holding of each security in its portfolio. Keep in mind that while diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.

Q:       WHY IS THE MARKET NARROW?

A: Many large companies are generating strong earnings, and the market has been willing to pay a high price for this performance. We think of these high prices as "earnings insurance." Investors seem disposed to pay a premium for a certain level of predictability about earnings that you get from such long-term performers as Coca-Cola and General Electric.
                 But investors also want liquidity--securities that are widely traded so there will be a market for them if circumstances change abruptly. Even though the market resumed rising again in mid-April, with the Dow again reaching new highs shortly after the six-month reporting period closed, investors still seem skittish, uncertain whether this can continue. So the large-company stocks continue to outperform.

Q: DID THE FUND'S PORTFOLIO CHANGE MUCH DURING THE REPORTING PERIOD? HAVE YOU TRIED TO MAKE IT LOOK MORE LIKE THE S&P 500?

A: We have made modifications since our last report, but no dramatic changes. Financial, technology, and health-care stocks are still among our largest holdings. But we have not attempted to model the Fund's portfolio after any index.

Q:       WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL STOCKS?

A: One attraction is the consolidation and restructuring going on in the banking and insurance industries. For example, during the six-month reporting period, we added a substantial holding in Washington Mutual, Inc. This savings and loan, which operates in Western states, has significantly expanded its customer base through a series of strategic mergers. It also announced record earnings for the first quarter of 1997.
                 Other financial holdings include government-sponsored entities such as "Sallie Mae," the Student Loan Marketing Association, which has become the nation's leading provider of financial funding services for college education loans and is also a major source of financing for facilities and equipment for higher education institutions.

Q: WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A: Approximately 12% of the portfolio's common stock holdings are technology companies such as service providers, personal computer makers, and semiconductor manufacturers.
                 This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997,

PORTFOLIO COMPOSITION

As of 4/30/97, based on total net assets
================================================================================
Number of Holdings: 156
================================================================================

Common Stock 83.81%

Convertible Preferred Stock 7.88%

Convertible Bonds 5.81%

U.S. Government Bonds 1.33%

Other 1.17%
================================================================================


================================================================================
Top 10 Common Stock Holdings
================================================================================
         1.      Philip Morris Companies, Inc.     2.95%
         2.      Texas Instruments, Inc.           2.39
         3.      Washington Mutual, Inc.           2.12
         4.      Bristol-Myers Squibb Co.          2.11
         5.      Cincinnati Bell, Inc.             1.80
         6.      SmithKline Beecham PLC            1.73
         7.      Allstate Corp.                    1.58
         8.      Federal National Mortgage
                 Association                       1.54
         9.      Hewlett-Packard Co.               1.41
        10.      Student Loan Marketing
                 Association                       1.27

                 Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

         the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.
                 But many tech companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned when the reporting period opened.
                 We have reduced our exposure to computer networking stocks, for example. This field has become problematic as networking has become complex and the field increasingly competitive.
                 We have raised our stake in semiconductor makers. During the six months covered by this report, we added Texas Instruments, whose operating profit was up significantly this year. Texas Instruments, like Intel, another semiconductor holding, illustrates the competitive advantage of high-value, noncommodity semiconductor products. Texas Instruments' revenue and profit growth came mainly from differentiated products used for data communications, a flourishing industry.
                 Despite potential uncertainty in the short run, technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We believe this sector still offers high growth possibilities over the long term.

Q: FINALLY, HEALTH CARE. YOU HAVE HAD SIZABLE HOLDINGS IN THIS SECTOR FOR SOME TIME, HAVEN'T YOU?

A: Yes. Health-care stocks remain among our largest positions, especially pharmaceutical companies and patient-care providers, which together made up about 13% of the portfolio as the reporting period closed.
                 Pharmaceutical manufacturers in the portfolio tend to be recognizable names. For instance, both SmithKline Beecham and Bristol-Myers Squibb are bringing a steady stream of new products to market and reporting substantial earnings growth. About the only weakness of the Fund's pharmaceutical holdings is that some stock valuations in this industry have become so high we may reduce our exposure to them despite strong earnings.
                 In patient care, health maintenance organizations continue to lead the efficiency drive in the U.S. health-care industry and recently have improved their pricing structure. United HealthCare, a managed-care provider with a growing enrollment; and Genesis Health Ventures, which specializes in integrated care services for the elderly, are among our holdings in this area. Recently formed alliances among other companies in the portfolio illustrate the ongoing change in this industry: MedPartners, Inc., the nation's largest physician practice management company, has established provider contracting networks with both managed-care provider U.S. Healthcare, a unit of Aetna, and with hospital operator Tenet Healthcare to deliver medical services.

Q: DOES THE FUND CONTINUE TO INVEST IN CONVERTIBLE BONDS AND OTHER INCOME-PRODUCING SECURITIES?

A: Convertible securities still offer real growth and income opportunities for the Fund, and thus remain important in fulfilling the Fund's objectives. However, the Fund's allocation to convertibles was reduced due to the relative attractiveness of common stocks. In addition, many of the new issues that came to market during the reporting period did not meet our investment criteria. We have kept up our regular dividends and the income component of our investment strategy by keeping at least 80% of the portfolio in dividend-paying stocks.

Q:       WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A: In the U.S., the economic fundamentals appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts. The unanswerable questions are whether this can continue and, if so, for how long?
                 After two extraordinary years in 1995 and 1996, the consensus expectation is that stock performance may be returning to its historical norm of 9% or 10% total returns. We all need to keep in mind that 9% and 10% are substantial returns and well above the prevailing inflation rate of about 3%. It's just that they seem slim compared to the very recent past. The greatest challenge for investors may be to temper their expectations.


          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM CHARTER FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth & Income Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
Growth of $10,000 Investment

11/26/68-4/30/97
--------------------------------------------------------------------------------
                       AIM                               Lipper Growth &
                  Charter Fund             S&P 500       Income Fund Index
--------------------------------------------------------------------------------
                            (In thousands)
11/26/68                9,446               $10,000               10,000
4/69                    9,420                 9,818                9,479
4/70                    7,230                 7,985                7,638
4/71                    9,140                10,556                9,923
4/72                   12,871                11,268               10,469
4/73                   11,186                11,515                9,767
4/74                   10,702                10,058                9,023
4/75                   11,601                10,215                9,565
4/76                   13,902                12,374               11,594
4/77                   16,535                12,476               12,173
4/78                   19,521                12,903               12,828
4/79                   25,341                14,287               14,486
4/80                   33,864                15,761               16,150
4/81                   46,299                20,683               21,598
4/82                   44,675                19,171               20,616
4/83                   62,718                28,555               30,339
4/84                   56,584                29,029               30,545
4/85                   64,013                34,146               35,527
4/86                   84,852                46,503               48,039
4/87                  107,058                58,842               58,055
4/88                   95,921                55,053               55,965
4/89                  116,633                67,593               67,510
4/90                  133,780                74,650               71,146
4/91                  173,261                87,764               81,080
4/92                  199,916               100,095               91,810
4/93                  212,799               109,320              103,502
4/94                  221,415               115,142              111,222
4/95                  245,436               135,197              125,153
4/96                  317,362               175,938              159,002
4/97                  368,214               220,117              188,441
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

Including sales charges. For periods ended 4/30/97.

CLASS A SHARES
Since Inception (11/26/68)    13.53%
20 Years                      16.45
10 Years                      12.51
 5 Years                      11.72
 1 Year                        9.64


CLASS B SHARES
Since Inception (6/26/95)     16.65%
 1 Year                       10.17
================================================================================

Past performance cannot guarantee comparable future results.

Source: Towers Data Systems HYPO -- Registered Trademark --. Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B shares of the Fund will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-83.81%

ADVERTISING/BROADCASTING-0.08%

True North Communications, Inc.        148,200   $    2,834,324
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.89%

Rockwell International Corp.           275,000       18,287,500
---------------------------------------------------------------
United Technologies Corp.              200,000       15,125,000
---------------------------------------------------------------
                                                     33,412,500
---------------------------------------------------------------

APPLIANCES-0.36%

Philips Electronics N.V.-ADR-New
  York Shares (Netherlands)            250,000       13,375,000
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.38%

Lear Corp.(a)                          400,000       14,300,000
---------------------------------------------------------------

BANKING-1.24%

Marshall & Ilsley Corp.                300,000       11,512,500
---------------------------------------------------------------
NationsBank Corp.                      400,000       24,150,000
---------------------------------------------------------------
Wells Fargo & Co.                       40,000       10,670,000
---------------------------------------------------------------
                                                     46,332,500
---------------------------------------------------------------

BANKING (MONEY CENTER)-1.81%

BankAmerica Corp.                      260,000       30,387,500
---------------------------------------------------------------
Chase Manhattan Corp.                  400,000       37,050,000
---------------------------------------------------------------
                                                     67,437,500
---------------------------------------------------------------

BEVERAGES-0.85%

Coca-Cola Co. (The)                    350,000       22,268,750
---------------------------------------------------------------
PepsiCo, Inc.                          268,500        9,363,938
---------------------------------------------------------------
                                                     31,632,688
---------------------------------------------------------------

BIOTECHNOLOGY-0.63%

Biogen, Inc.(a)                        740,000       23,680,000
---------------------------------------------------------------

BUSINESS SERVICES-1.66%

CUC International, Inc.(a)             800,000       16,900,000
---------------------------------------------------------------
Diebold, Inc.                          300,000       10,050,000
---------------------------------------------------------------
Equifax, Inc.                          800,000       23,000,000
---------------------------------------------------------------
Paychex, Inc.                          260,000       12,171,250
---------------------------------------------------------------
                                                     62,121,250
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.78%

International Business Machines
  Corp.                                180,000       28,935,000
---------------------------------------------------------------

COMPUTER MINI/PCS-3.63%

Compaq Computer Corp.(a)               120,000       10,245,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 300,000       25,106,250
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  340,000       18,657,500
---------------------------------------------------------------
Hewlett-Packard Co.                  1,000,000       52,500,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,000,000       28,812,500
---------------------------------------------------------------
                                                    135,321,250
---------------------------------------------------------------

COMPUTER NETWORKING-0.35%

ECI Telecommunications Ltd.
  Designs (Israel)                     600,000       13,125,000
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.49%

Seagate Technology, Inc.(a)            400,000       18,350,000
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-3.87%

Computer Associates International,
  Inc.                                  32,300        1,679,600
---------------------------------------------------------------
Compuware Corp.(a)                     600,000       22,650,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        460,000       17,365,000
---------------------------------------------------------------
HBO & Co.                              300,000       16,050,000
---------------------------------------------------------------
Microsoft Corp.(a)                     240,000       29,160,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,300,000       33,637,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Wallace Computer Services, Inc.        900,000   $   24,075,000
---------------------------------------------------------------
                                                    144,617,100
---------------------------------------------------------------

CONGLOMERATES-1.49%

AlliedSignal Inc.                      260,000       18,785,000
---------------------------------------------------------------
Loews Corp.                            400,000       36,750,000
---------------------------------------------------------------
                                                     55,535,000
---------------------------------------------------------------

COSMETICS & TOILETRIES-2.33%

Avon Products, Inc.                    300,000       18,487,500
---------------------------------------------------------------
Gillette Co.                           200,000       17,000,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             200,000       25,150,000
---------------------------------------------------------------
Warner-Lambert Co.(b)                  270,000       26,460,000
---------------------------------------------------------------
                                                     87,097,500
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.86%

General Electric Co.                   200,000       22,175,000
---------------------------------------------------------------
Honeywell, Inc.                        140,000        9,887,500
---------------------------------------------------------------
                                                     32,062,500
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-2.47%

Franklin Resources, Inc.               400,000       23,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              420,000       40,005,000
---------------------------------------------------------------
Morgan Stanley Group, Inc.             300,000       18,937,500
---------------------------------------------------------------
United Assets Management Corp.         400,000        9,800,000
---------------------------------------------------------------
                                                     92,392,500
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.76%

American Express Co.                   500,000       32,937,500
---------------------------------------------------------------
Concord EFS, Inc.(a)                   400,000        7,900,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.     1,000,000       31,875,000
---------------------------------------------------------------

Federal National Mortgage
  Association                        1,400,000       57,575,000
---------------------------------------------------------------
Green Tree Financial Corp.             600,000       17,775,000
---------------------------------------------------------------
Household International, Inc.          220,000       19,360,000
---------------------------------------------------------------
Student Loan Marketing Association     400,000       47,300,000
---------------------------------------------------------------
                                                    214,722,500
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-2.12%

Washington Mutual, Inc.              1,600,000       79,000,000
---------------------------------------------------------------

FOOD/PROCESSING-0.28%

Interstate Bakeries Corp.              200,000       10,375,000
---------------------------------------------------------------

FUNERAL SERVICES-0.55%

Service Corp. International(b)         600,000       20,550,000
---------------------------------------------------------------

HOTELS/MOTELS-0.63%

HFS, Inc.(a)                           400,000       23,700,000
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.69%

Equitable Companies, Inc.              500,000       14,625,000
---------------------------------------------------------------
Provident Companies, Inc.              200,000       11,175,000
---------------------------------------------------------------
                                                     25,800,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-6.07%

Aetna Inc.                             200,000       18,225,000
---------------------------------------------------------------
Allstate Corp.                         900,000       58,950,000
---------------------------------------------------------------
American International Group, Inc.     300,000       38,550,000
---------------------------------------------------------------
CIGNA Corp.                            200,000       30,075,000
---------------------------------------------------------------
ITT Hartford Group, Inc.               160,000       11,920,000
---------------------------------------------------------------
MBIA, Inc.                             120,000       11,685,000
---------------------------------------------------------------
Travelers Group, Inc.                  550,000       30,456,250
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        500,000       16,875,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

USF&G Corp.                            500,000   $   10,000,000
---------------------------------------------------------------
                                                    226,736,250
---------------------------------------------------------------

LEISURE & RECREATION-0.38%

Brunswick Corp.                        500,000       14,125,000
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.55%

Thermo Electron Corp.(a)               600,000       20,700,000
---------------------------------------------------------------

MEDICAL (DRUGS)-9.76%

Abbott Laboratories                    340,000       20,740,000
---------------------------------------------------------------
American Home Products Corp.           600,000       39,750,000
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          600,000       20,475,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             1,200,000       78,600,000
---------------------------------------------------------------
Johnson & Johnson                      500,000       30,625,000
---------------------------------------------------------------
Lilly (Eli) & Co.(b)                   300,000       26,362,500
---------------------------------------------------------------
Merck & Co., Inc.                      480,000       43,440,000
---------------------------------------------------------------
Pfizer, Inc.                           200,000       19,200,000
---------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                             800,000       64,500,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                    400,000       20,300,000
---------------------------------------------------------------
                                                    363,992,500
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.45%

Columbia/HCA Healthcare Corp.          800,000       28,000,000
---------------------------------------------------------------
Genesis Health Ventures, Inc.(a)       300,000        8,962,500
---------------------------------------------------------------
MedPartners, Inc.(a)                 1,800,000       32,850,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)            1,500,000       39,000,000
---------------------------------------------------------------
United Healthcare Corp.                400,000       19,450,000
---------------------------------------------------------------
                                                    128,262,500
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.74%

Baxter International Inc.              600,000       28,725,000
---------------------------------------------------------------
Medtronic, Inc.                        100,000        6,925,000
---------------------------------------------------------------
Omnicare, Inc.                         800,000       19,500,000
---------------------------------------------------------------
Stryker Corp.(a)                       300,000        9,862,500
---------------------------------------------------------------
                                                     65,012,500
---------------------------------------------------------------

NATURAL GAS PIPELINE-2.06%

El Paso Natural Gas Co.                500,000       29,062,500
---------------------------------------------------------------
Sonat, Inc.                            300,000       17,137,500
---------------------------------------------------------------
Williams Companies, Inc. (The)         700,000       30,712,500
---------------------------------------------------------------
                                                     76,912,500
---------------------------------------------------------------

OFFICE AUTOMATION-0.99%

Danka Business Systems PLC-ADR
  (United Kingdom)                     600,000       18,337,500
---------------------------------------------------------------
Xerox Corp.                            300,000       18,450,000
---------------------------------------------------------------
                                                     36,787,500
---------------------------------------------------------------

OFFICE PRODUCTS-0.33%

Reynolds & Reynolds Co.- Class A       600,000       12,450,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.36%

Apache Corp.(a)                        400,000       13,600,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-2.64%

Exxon Corp.                            520,000       29,445,000
---------------------------------------------------------------
Halliburton Co.                        300,000       21,187,500
---------------------------------------------------------------
Mobil Corp.                            140,000       18,200,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Norway)                             300,000       11,550,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)            100,000       18,025,000
---------------------------------------------------------------
                                                     98,407,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL EQUIPMENT & SUPPLIES-1.80%

Baker Hughes, Inc.                     500,000   $   17,250,000
---------------------------------------------------------------
BJ Services Co.(a)                     400,000       18,850,000
---------------------------------------------------------------
Coastal Corp.                          400,000       19,000,000
---------------------------------------------------------------
Tidewater, Inc.                        300,000       12,037,500
---------------------------------------------------------------
                                                     67,137,500
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.82%

Kimberly-Clark Corp.                   600,000       30,750,000
---------------------------------------------------------------

PUBLISHING-0.46%

R.R. Donnelley & Sons Co.              500,000       17,125,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-1.42%

Crescent Real Estate Equities,
  Inc.                                 400,000       10,500,000
---------------------------------------------------------------
FelCor Suite Hotels, Inc.              260,000        9,327,500
---------------------------------------------------------------
National Health Investors, Inc.        135,200        5,036,200
---------------------------------------------------------------
Patriot American Hospitality, Inc.     600,000       12,900,000
---------------------------------------------------------------
Starwood Lodging Trust                 400,000       15,400,000
---------------------------------------------------------------
                                                     53,163,700
---------------------------------------------------------------

RETAIL (FOOD & DRUGS)-0.84%

American Stores Co.                    300,000       13,650,000
---------------------------------------------------------------
Safeway, Inc.(a)                       400,000       17,850,000
---------------------------------------------------------------
                                                     31,500,000
---------------------------------------------------------------

RETAIL (STORES)-2.60%

Blue Square-Israel Ltd.-ADR(a)
  (Israel)                             470,000        8,753,750
---------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             600,000       10,575,000
---------------------------------------------------------------
CompUSA, Inc.(a)                     2,000,000       38,500,000
---------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,000,000       17,750,000
---------------------------------------------------------------
U.S. Office Products Co.(a)            300,000        7,650,000
---------------------------------------------------------------
Walgreen Co.                           300,000       13,800,000
---------------------------------------------------------------
                                                     97,028,750
---------------------------------------------------------------

SEMICONDUCTORS-3.21%

Intel Corp.                            200,000       30,625,000
---------------------------------------------------------------
Texas Instruments, Inc.              1,000,000       89,250,000
---------------------------------------------------------------
                                                    119,875,000
---------------------------------------------------------------

TELECOMMUNICATIONS-3.12%

ADC Telecommunications, Inc.(a)        600,000       15,675,000
---------------------------------------------------------------
Andrew Corp.(a)                        200,000        4,950,000
---------------------------------------------------------------
DSC Communications Corp.(a)            700,000       14,262,500
---------------------------------------------------------------
Lucent Technologies, Inc.              200,000       11,825,000
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Finland)                            460,000       29,727,500
---------------------------------------------------------------

Telefonaktiebolaget LM

  Ericsson-ADR (Sweden)                600,000       20,175,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       500,000       19,937,500
---------------------------------------------------------------
                                                    116,552,500
---------------------------------------------------------------

TELEPHONE-2.69%

Cincinnati Bell, Inc.                1,200,000       67,200,000
---------------------------------------------------------------
SBC Communications, Inc.               600,000       33,300,000
---------------------------------------------------------------
                                                    100,500,000
---------------------------------------------------------------

TOBACCO-4.07%

Philip Morris Companies, Inc.        2,800,000      110,250,000
---------------------------------------------------------------
RJR Nabisco Holdings Corp.           1,400,000       41,650,000
---------------------------------------------------------------
                                                    151,900,000
---------------------------------------------------------------

TRANSPORTATION-0.25%

Hvide Marine, Inc.-Class A(a)          551,800        9,518,550
---------------------------------------------------------------
  Total Common Stocks                             3,128,746,362
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
CONVERTIBLE CORPORATE BONDS-5.81%
BUSINESS SERVICES-0.48%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02(c)
  (acquired 10/16/95-02/04/97;
  cost $16,536,121)                 $10,350,000   $ 17,956,112
--------------------------------------------------------------

COMPUTER NETWORKING-0.29%

Comverse Technology, Inc., Conv.
  Sub. Deb., 5.75%, 10/01/06(c)
  (acquired 01/21/97-01/22/97;
  cost $11,702,662)                  10,000,000     10,883,900
--------------------------------------------------------------

COMPUTER PERIPHERALS-0.73%

Quantum Corp., Conv. Sub. Notes,
  5.00%, 03/01/03(c)(acquired
  03/13/97-03/14/97; cost
  $26,181,500)                       14,000,000     27,124,580
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.58%

Baan Co., N.V., (Netherlands)
  Conv. Sub. Notes, 4.50%,
  12/15/01(c) (acquired
  12/12/96-01/07/97; cost
  $16,027,500)                       16,000,000     21,724,960
--------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.30%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(c)
  (acquired 10/24/96-10/28/96;
  cost $9,952,680)                    8,000,000     11,210,000
--------------------------------------------------------------

HOTELS/MOTELS-0.34%

Hilton Hotels Corp., Conv. Sub.
  Notes, 5.00%, 05/15/06             12,000,000     12,667,560
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.33%

Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%,
  02/15/07                           12,000,000     12,235,800
--------------------------------------------------------------

POLLUTION CONTROL-1.04%

Sanifill, Inc., Conv. Sub. Deb.,
  5.00%, 03/01/06                    18,000,000     23,044,860
--------------------------------------------------------------

U.S. Filter Corp., Conv. Sub.

  Notes, 6.00%, 09/15/05              9,000,000     15,611,582
--------------------------------------------------------------
                                                    38,656,442
--------------------------------------------------------------

RESTAURANTS-0.52%

Boston Chicken, Inc., Conv. Sub.
  Deb., 7.75%, 05/01/04              18,000,000     19,485,000
--------------------------------------------------------------

RETAIL (STORES)-0.28%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(c) (acquired
  09/16/96-10/28/96; cost
  $11,027,260)                       10,000,000     10,410,300
--------------------------------------------------------------

SEMICONDUCTORS-0.92%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02(c) (acquired
  09/16/96-09/17/96; cost
  $11,677,400)                       10,000,000     20,278,700
--------------------------------------------------------------

Analog Devices, Conv. Sub. Notes,

  3.50%, 12/01/00                    10,000,000     14,039,000
--------------------------------------------------------------
                                                    34,317,700
--------------------------------------------------------------

  Total Convertible Corporate

    Bonds                                          216,672,354
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS-7.88%
COSMETICS & TOILETRIES-0.35%

McKesson Corp.-$2.50 Conv. Pfd.(c)
  (acquired 02/13/97-04/29/97;
  cost $11,905,813)                    230,000   $   13,167,500
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.29%

AES Trust I-$2.69 Conv. Pfd.           200,000       10,925,000
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.08%
Penncorp Financial Group,

  Inc.-$3.375 Conv. Pfd.               120,000        9,600,000
---------------------------------------------------------------

SunAmerica, Inc.-Series E, $3.10

  Dep. Conv. Pfd.                      300,000       30,600,000
---------------------------------------------------------------
                                                     40,200,000
---------------------------------------------------------------

FUNERAL SERVICES-1.11%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                           360,000       41,265,000
---------------------------------------------------------------

HOTELS/MOTELS-0.45%

Host Marriott Financial
  Trust-$3.375 Conv. Pfd.(c)
  (acquired 11/25/96-03/19/97;
  cost $15,929,000)                    300,000       16,651,200
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.57%

Conseco Inc.-$4.278 Conv. PRIDES       400,000       58,600,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.47%

Unocal Corp.-$3.125 Conv. Pfd.         320,000       17,725,760
---------------------------------------------------------------

RETAIL (STORES)-0.55%
TJX Companies, Inc.-Series E,

  $7.00 Conv. Pfd.                      80,000       20,680,000
---------------------------------------------------------------

TELECOMMUNICATIONS-2.01%

WorldCom, Inc.-$2.68 Dep. Conv.
  Pfd.                                 900,000       75,150,000
---------------------------------------------------------------

  Total Convertible Preferred

    Stocks                                          294,364,460
---------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY NOTES-1.33%

6.00%, 09/30/98                    $10,000,000        9,988,300
---------------------------------------------------------------
5.875%, 10/31/98                    10,000,000        9,961,700
---------------------------------------------------------------
5.625%, 11/30/98                    10,000,000        9,922,600
---------------------------------------------------------------
5.875%, 02/28/99                    10,000,000        9,941,800
---------------------------------------------------------------
6.25%, 03/31/99                     10,000,000       10,003,100
---------------------------------------------------------------
  Total U.S. Treasury Notes                          49,817,500
---------------------------------------------------------------

REPURCHASE AGREEMENT(d)-0.44%

HSBC Securities Inc., 5.05%,
  05/01/97(e)                       16,471,349       16,471,349
---------------------------------------------------------------
TOTAL INVESTMENTS-99.27%                          3,706,072,025
---------------------------------------------------------------

OTHER ASSETS LESS

  LIABILITIES-0.73%                                  27,255,511
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,733,327,536
===============================================================

Abbreviations:

ADR     -- American Depository Receipt
Conv.   -- Convertible
Deb.    -- Debentures
Dep.    -- Depository
Pfd.    -- Preferred
PRIDES  -- Preferred Redemption Increase Dividend Equity Security
Sub.    -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See Note
    7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/97 was $149,407,252 which represented 4.00% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Treasury obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at 04/30/97 of $102,002,050.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $3,120,727,704)                             $3,706,072,025
------------------------------------------------------------
Cash                                                       7
------------------------------------------------------------
Receivable for:
  Investments sold                                48,915,615
------------------------------------------------------------
  Capital stock sold                               7,224,353
------------------------------------------------------------
  Dividends and interest                           6,001,017
------------------------------------------------------------
Investment for deferred compensation plan             34,314
------------------------------------------------------------
Other assets                                         232,354
------------------------------------------------------------
      Total assets                             3,768,479,685
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           23,779,363
------------------------------------------------------------
  Capital stock reacquired                         5,050,489
------------------------------------------------------------
  Options written                                  1,962,500
------------------------------------------------------------
  Deferred compensation                               34,314
------------------------------------------------------------
Accrued advisory fees                              1,832,007
------------------------------------------------------------
Accrued administrative services fees                  10,726
------------------------------------------------------------
Accrued distribution fees                          1,570,549
------------------------------------------------------------
Accrued transfer agent fees                          643,884
------------------------------------------------------------
Accrued operating expenses                           268,317
------------------------------------------------------------
      Total liabilities                           35,152,149
------------------------------------------------------------
Net assets applicable to shares outstanding   $3,733,327,536
============================================================

NET ASSETS:

Class A                                       $2,948,273,303
============================================================
Class B                                       $  752,280,983
============================================================
Institutional Class                           $   32,773,250
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    257,010,441
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     65,718,858
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,843,951
============================================================

Class A:

  Net asset value and redemption price per
    share                                     $        11.47
============================================================
  Offering price per share:
    (Net asset value of $11.47
    divided by 94.50%)                        $        12.14
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        11.45
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        11.52
============================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $188,101 foreign
  withholding tax)                             $ 25,739,148
-----------------------------------------------------------
Interest                                         10,862,728
-----------------------------------------------------------
      Total investment income                    36,601,876
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    11,175,345
-----------------------------------------------------------
Administrative services fees                         62,783
-----------------------------------------------------------
Custodian fees                                       79,299
-----------------------------------------------------------
Directors' fees                                      10,974
-----------------------------------------------------------
Distribution fees-Class A                         4,292,872
-----------------------------------------------------------
Distribution fees-Class B                         3,203,810
-----------------------------------------------------------
Transfer agent fees-Class A                       1,879,410
-----------------------------------------------------------
Transfer agent fees-Class B                         612,124
-----------------------------------------------------------
Transfer agent fees-Institutional Class               1,440
-----------------------------------------------------------
Other                                               586,524
-----------------------------------------------------------
      Total expenses                             21,904,581
-----------------------------------------------------------
Less: Advisory fees waived                         (193,862)
-----------------------------------------------------------
      Expenses paid indirectly                      (29,281)
-----------------------------------------------------------
      Net expenses                               21,681,438
-----------------------------------------------------------
Net investment income                            14,920,438
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain on sales of:
  Investment securities                         149,439,237
-----------------------------------------------------------
  Foreign currencies                                  1,974
-----------------------------------------------------------
  Futures contracts                               2,973,432
-----------------------------------------------------------
                                                152,414,643
-----------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                         129,195,133
-----------------------------------------------------------
  Foreign currencies                                 (1,823)
-----------------------------------------------------------
  Futures contracts                                  51,980
-----------------------------------------------------------
  Option contracts                                 (414,052)
-----------------------------------------------------------
                                                128,831,238
-----------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option transactions   281,245,881
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $296,166,319
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1996 (UNAUDITED)

                                                                 APRIL 30,       OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   14,920,438    $   45,400,910
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                     152,414,643       187,738,534
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             128,831,238       171,775,447
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       296,166,319       404,914,891
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (19,825,669)      (34,698,850)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,392,357)       (2,262,959)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (274,510)         (506,177)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investments:
  Class A                                                       (151,133,306)     (170,497,932)
----------------------------------------------------------------------------------------------
  Class B                                                        (31,330,634)       (8,672,692)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,673,772)       (2,168,635)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                            293,484           511,762
----------------------------------------------------------------------------------------------
  Class B                                                            189,770           219,669
----------------------------------------------------------------------------------------------
  Institutional Class                                                  5,631             1,194
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        226,440,455       518,654,491
----------------------------------------------------------------------------------------------
  Class B                                                        222,049,354       417,063,105
----------------------------------------------------------------------------------------------
  Institutional Class                                              2,341,356         2,366,710
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 540,856,121     1,124,924,577
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,192,471,415     2,067,546,838
----------------------------------------------------------------------------------------------
  End of period                                               $3,733,327,536    $3,192,471,415
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,995,573,811    $2,544,742,646
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,794,279         8,877,492
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts         151,029,177       182,752,246
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     584,930,269       456,099,031
----------------------------------------------------------------------------------------------
                                                              $3,733,327,536    $3,192,471,415
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the six months ended April 30, 1997, AIM waived fees of $193,862. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $62,783 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the six months ended April 30, 1997, AFS was paid $1,441,644 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $1,440 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $27,534 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $1,747 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $29,281 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A and Class B shares paid AIM Distributors $4,292,872 and $3,203,810, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,075,461 from sales of Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $32,837 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $7,348 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $3,547,442,583 and $3,316,306,601, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                          $624,573,790
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (39,791,370)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     $584,782,420
=============================================================

Cost of investments for tax purposes is $3,121,289,605.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997                OCTOBER 31, 1996
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------   -------------   ------------   -------------
Sold
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      30,429,955   $ 348,827,200     71,824,128   $ 752,853,277
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      20,107,157     229,853,138     41,436,800     435,348,846
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             266,233       3,067,395        448,911       4,759,971
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      15,034,968     162,130,649     19,521,139     192,994,968
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,989,287      32,149,114      1,039,513      10,333,913
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             172,614       1,869,025        252,209       2,504,537
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (24,923,860)   (284,517,394)   (40,679,494)   (427,193,754)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,513,718)    (39,952,898)    (2,705,793)    (28,619,654)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (228,049)     (2,595,064)      (464,310)     (4,897,798)
------------------------------------------------------------------------------------------------------------------------
                                                               40,334,587   $ 450,831,165     90,673,103   $ 938,084,306
========================================================================================================================

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              ------------------------
                                                               NUMBER
                                                                 OF          PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------     ----------
Beginning of Period                                                  --             --
--------------------------------------------------------------------------------------
Written                                                           4,500     $1,548,448
--------------------------------------------------------------------------------------
Closed                                                               --             --
--------------------------------------------------------------------------------------
Exercised                                                            --             --
--------------------------------------------------------------------------------------
Expired                                                              --             --
--------------------------------------------------------------------------------------
End of period                                                     4,500     $1,548,448
======================================================================================

Open call option contracts written at April 30, 1997 were as follows:

                                                                        NUMBER                                       UNREALIZED
                                              CONTRACT     STRIKE         OF        PREMIUM      APRIL 30, 1997     APPRECIATION
                   ISSUE                       MONTH       PRICE      CONTRACTS     RECEIVED      MARKET VALUE     (DEPRECIATION)
                   -----                      --------     ------     ---------     --------     --------------    --------------
Lilly (Eli) & Co.                               Jul.         85         1,500      $  732,475    $      993,750    $     (261,275)
---------------------------------------------------------------------------------------------------------------------------------
Service Corp. International                     Nov.         35         2,000         331,489           487,500          (156,011)
---------------------------------------------------------------------------------------------------------------------------------
Warner-Lambert Co.                              Jul.        100         1,000         484,484           481,250             3,234
---------------------------------------------------------------------------------------------------------------------------------
                                                                        4,500      $1,548,448    $    1,962,500    $     (414,052)
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended April 30, 1997 and each of the years in the nine-year period ended October 31, 1996 and for a Class B share outstanding during the six months ended April 30, 1997, the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:

                                                                                   OCTOBER 31,
                                    APRIL 30,       --------------------------------------------------------------------------
                                       1997            1996          1995         1994         1993         1992        1991
                                    ----------      ----------    ----------   ----------   ----------   ----------   --------
Net asset value, beginning of
  period                            $    11.19      $    10.63    $     8.90   $     9.46   $     8.36   $     8.42   $   6.55
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
Income from investment operations:
  Net investment income                   0.06            0.19          0.15         0.21         0.17         0.18       0.18
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
  Net gains on securities (both
    realized and unrealized)              0.93            1.43          2.11        (0.45)        1.22         0.16       2.15
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
    Total from investment
      operations                          0.99            1.62          2.26        (0.24)        1.39         0.34       2.33
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
Less distributions:
  Dividends from net investment
    income                               (0.08)          (0.16)        (0.20)       (0.16)       (0.29)       (0.17)     (0.15)
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
  Distributions from capital gains       (0.63)          (0.90)        (0.33)       (0.16)          --        (0.23)     (0.31)
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
    Total distributions                  (0.71)          (1.06)        (0.53)       (0.32)       (0.29)       (0.40)     (0.46)
----------------------------------  ----------      ----------    ----------   ----------   ----------   ----------   --------
Net asset value, end of period      $    11.47      $    11.19    $    10.63   $     8.90   $     9.46   $     8.36   $   8.42
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Total return(a)                           9.31%          16.70%        27.03%       (2.55)%      16.92%        4.17%     37.65%
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $2,948,273      $2,647,208    $1,974,417   $1,579,074   $1,690,482   $1,256,151   $443,546
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Ratio of expenses to average net
  assets                                  1.10%(b)(c)     1.12%         1.17%        1.17%        1.17%        1.17%      1.29%
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Ratio of net investment income to
  average net assets                      0.98%(b)        1.81%         1.55%        2.32%        1.89%        2.14%      2.14%
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Portfolio turnover rate                     95%            164%          161%         126%         144%          95%       144%
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========
Average broker commission rate(d)   $   0.0623      $   0.0638           N/A          N/A          N/A          N/A        N/A
==================================  ==========      ==========    ==========   ==========   ==========   ==========   ========












                                            OCTOBER 31,
                                    ----------------------------
                                      1990      1989      1988
                                    --------   -------   -------
Net asset value, beginning of
  period                            $   6.97   $  5.40   $  6.61
----------------------------------  --------   -------   -------
Income from investment operations:
  Net investment income                 0.18      0.21      0.15
----------------------------------  --------   -------   -------
  Net gains on securities (both
    realized and unrealized)            0.08      1.55      0.16
----------------------------------  --------   -------   -------
    Total from investment
      operations                        0.26      1.76      0.31
----------------------------------  --------   -------   -------
Less distributions:
  Dividends from net investment
    income                             (0.26)    (0.19)    (0.12)
----------------------------------  --------   -------   -------
  Distributions from capital gains     (0.42)       --     (1.40)
----------------------------------  --------   -------   -------
    Total distributions                (0.68)    (0.19)    (1.52)
----------------------------------  --------   -------   -------
Net asset value, end of period      $   6.55   $  6.97   $  5.40
==================================  ========   =======   =======
Total return(a)                         3.86%    33.68%     5.90%
==================================  ========   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $102,499   $70,997   $65,799
==================================  ========   =======   =======
Ratio of expenses to average net
  assets                                1.35%     1.35%     1.46%
==================================  ========   =======   =======
Ratio of net investment income to
  average net assets                    2.51%     3.73%     2.83%
==================================  ========   =======   =======
Portfolio turnover rate                  215%      131%      247%
==================================  ========   =======   =======
Average broker commission rate(d)        N/A       N/A       N/A
==================================  ========   =======   =======

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $2,885,632,617.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.09%.
(d) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

CLASS B:

                                                                                 OCTOBER 31,
                                                              APRIL 30,      -------------------
                                                                1997           1996       1995
                                                              ---------      --------    -------
Net asset value, beginning of period                          $  11.18       $  10.62    $  9.81
------------------------------------------------------------  --------       --------    -------
Income from investment operations:
  Net investment income                                           0.01           0.10       0.03
------------------------------------------------------------  --------       --------    -------
  Net gains on securities (both realized and unrealized)          0.93           1.45       0.80
------------------------------------------------------------  --------       --------    -------
    Total from investment operations                              0.94           1.55       0.83
------------------------------------------------------------  --------       --------    -------
Less distributions:
  Dividends from net investment income                           (0.04)         (0.09)     (0.02)
------------------------------------------------------------  --------       --------    -------
  Distributions from capital gains                               (0.63)         (0.90)        --
------------------------------------------------------------  --------       --------    -------
    Total distributions                                          (0.67)         (0.99)     (0.02)
------------------------------------------------------------  --------       --------    -------
Net asset value, end of period                                $  11.45       $  11.18    $ 10.62
============================================================  ========       ========    =======
Total return(a)                                                   8.87%         15.90%      8.48%
============================================================  ========       ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $752,281       $515,672    $67,592
============================================================  ========       ========    =======
Ratio of expenses to average net assets                           1.85%(b)(c)     1.94%     1.98%(d)
============================================================  ========       ========    =======
Ratio of net investment income to average net assets              0.22%(b)       0.99%      0.74%(d)
============================================================  ========       ========    =======
Portfolio turnover rate                                             95%           164%       161%
============================================================  ========       ========    =======
Average broker commission rate(e)                             $ 0.0623       $ 0.0638        N/A
============================================================  ========       ========    =======

(a) Total returns do not deduct contingent deferred sales charge and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $646,072,131.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Charter Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of provisions of a fundamental investment policy prohibiting or restricting investments in puts, calls, straddles and spreads.

(6) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than five years of continuous operation.

(7) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  173,793,114          2,961,324           7,253,671
(3)  Approval of Sub-Advisory Agreement..........................  173,153,366          3,196,109           7,658,634
(4)  Elimination of Policy concerning Other Investment
     Companies...................................................  132,189,441          5,578,624           7,737,685
(5)  Elimination of Policy concerning Puts, Calls, Straddles and
     Spreads.....................................................  130,439,316          6,922,517           8,143,916
(6)  Elimination of Policy concerning Companies with Less Than
     Five Years of Continuous Operation..........................  131,139,307          6,923,959           7,442,483
(7)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                               OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                             11 Greenway Plaza
Chairman                                         Chairman                                     Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                          John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                               Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                     Gary T. Crum                                 Houston, TX 77046
Director                                         Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                                 Scott G. Lucas
Jack Fields                                      Senior Vice President                        A I M Fund Services, Inc.
Formerly Member of the                                                                        P.O. Box 4739
U.S. House of Representatives                    Carol F. Relihan                             Houston, TX 77210-4739
                                                 Senior Vice President and Secretary
Carl Frischling                                                                               CUSTODIAN
Partner                                          Jonathan C. Schoolar
Kramer, Levin, Naftalis & Frankel                Senior Vice President                        State Street Bank & Trust
                                                                                              225 Franklin Street
Robert H. Graham                                 Melville B. Cox                              Boston, MA 02110
President and Chief Executive Officer            Vice President
A I M Management Group Inc.                                                                   COUNSEL TO THE FUND
                                                 Dana R. Sutton
John F. Kroeger                                  Vice President and Assistant Treasurer       Ballard Spahr
Formerly Consultant                                                                           Andrews & Ingersoll
Wendell & Stockel Associates, Inc.               P. Michelle Grace                            1735 Market Street
                                                 Assistant Secretary                          Philadelphia, PA 19103
Lewis F. Pennock
Attorney                                         David L. Kite                                COUNSEL TO THE DIRECTORS
                                                 Assistant Secretary
Ian W. Robinson                                                                               Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive Vice              Nancy L. Martin                              919 Third Avenue
President and                                    Assistant Secretary                          New York, NY 10022
Chief Financial Officer
Bell Atlantic Management                         Ofelia M. Mayo                               DISTRIBUTOR
Services, Inc.                                   Assistant Secretary
                                                                                              A I M Distributors, Inc.
Louis S. Sklar                                   Kathleen J. Pflueger                         11 Greenway Plaza
Executive Vice President                         Assistant Secretary                          Suite 100
Hines Interests                                                                               Houston, TX 77046
Limited Partnership                              Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


                                                                              THE AIM FAMILY OF FUNDS -- REGISTERED TRADEMARK --

                                                                              AGGRESSIVE GROWTH
                                                                              AIM Aggressive Growth Fund*
                                                                              AIM Capital Development Fund
                                                                              AIM Constellation Fund
                                                                              AIM Global Aggressive Growth Fund

                                                                              GROWTH
                                                                              AIM Blue Chip Fund
                                                                              AIM Global Growth Fund
                    [PHOTO OF 11                                              AIM Growth Fund
                   GREENWAY PLAZA                                             AIM International Equity Fund
                   APPEARS HERE]                                              AIM Value Fund
                                                                              AIM Weingarten Fund

                                                                              GROWTH AND INCOME
                                                                              AIM Balanced Fund
                                                                              AIM Charter Fund

                                                                              INCOME AND GROWTH
                                                                              AIM Global Utilities Fund

                                                                              HIGH CURRENT INCOME
                                                                              AIM High Yield Fund

                                                                              CURRENT INCOME
                                                                              AIM Global Income Fund
                                                                              AIM Income Fund

                                                                              CURRENT TAX-FREE INCOME
                                                                              AIM Municipal Bond Fund
                                                                              AIM Tax-Exempt Bond Fund of CT
                                                                              AIM Tax-Free Intermediate Shares

                                                                              CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                              AIM Intermediate Government Fund

                                                                              HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                              AIM Limited Maturity Treasury Shares

                                                                              STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                              AIM Money Market Fund

                                                                              STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                              AIM Tax-Exempt Cash Fund



A I M Management Group Inc. has provided leadership in the mutual             *AIM Aggressive Growth Fund was closed to new
fund industry since 1976 and managed approximately $73 billion in             investors on June 5, 1997.  For more complete
assets for more than 3.5 million shareholders, including individual           information about any AIM Fund(s), including sales
investors, corporate clients, and financial institutions as of May            charges and expenses, ask your financial consultant
23, 1997. The AIM Family of Funds -- Registered Trademark -- is               or securities dealer for a free prospectus(es).
distributed nationwide, and AIM today ranks among the nation's top            Please read the prospectus(es) carefully before you
15 mutual fund companies in assets under management, according to             invest or send money.
Lipper Analytical Services, Inc.


[AIM LOGO APPEARS HERE]

                                                                                                           ---------------
A I M Distributors, Inc.                                                                                      BULK RATE
11 Greenway Plaza, Suite 100                                                                                U.S. POSTAGE
Houston, TX 77046                                                                                                PAID
                                                                                                             HOUSTON, TX
                                                                                                           Permit No. 1919
                                                                                                           ---------------





